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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 23, 1999


                       Advanta Mortgage Loan Trust 1999-1
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                      33-52351-05          Application Pending
----------------------------           -----------          -------------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
    of Incorporation)                  File Number)          Identification No.)


  Attention: President
  Welsh & McKean Roads
Spring House, Pennsylvania                                          19477
  (Address of Principal                                           ----------
    Executive Offices)                                            (Zip Code)

        Registrant's telephone number, including area code (215) 657-4000

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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         Item 5.  Other Events
                  ------------

                  In connection with the offering of Advanta Mortgage Loan Trust 1999-1 Mortgage Loan Asset-Backed Certificates, Series 1999-1, described in a Preliminary Prospectus Supplement dated as of February 19, 1999, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                  ---------

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibit 99.1. Related Computational Materials (as defined in
              Item 5 above).




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ADVANTA MORTGAGE LOAN TRUST 1999-1

                         By:  Advanta Mortgage Conduit Services,
                              Inc., as Sponsor

                              By: /s/ Michael Coco
                                 ----------------------
                                 Name: Michael Coco
                                 Title: Vice President


Dated: February 25, 1999


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                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.              DESCRIPTION                          PAGE NO.
-----------              -----------                          --------
99.1                     Related Computational                    5
                         Materials (as defined
                         in Item 5 above).